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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                             ---------------------



       Date of Report (Date of earliest event reported): AUGUST 2, 1999
                                                         --------------



                            Cyberian Outpost, Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)



    DELAWARE                       000-24659                   06-1419111
---------------                   -----------              ------------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


          23 North Main Street, P.O. Box 636, Kent Connecticut     06757
          --------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (860) 927-2050
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ITEM 5.   OTHER EVENTS.
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 On August 2, 1999, the Registrant and Tweeter Home Entertainment Group, Inc.
publicly disseminated a press release announcing a joint venture to form an Internet consumer electronics retail store.

 The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

  99.1    The Registrant's Press Release dated August 2, 1999.

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                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CYBERIAN OUTPOST, INC.
                               ----------------------
                               (Registrant)



Date: August 3, 1999           /s/ Michael T. Dylag
                               --------------------
                               Michael T. Dylag, Vice President of Finance
                                and Administration

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                         Sequential
Number              Description                                 Page Number
------              -----------                                 -----------

99.1                The Registrant's Press Release                   5
                    dated August 2, 1999


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